                                                                     EXHIBIT 4.9

CERTIFICATE REQUEST
                                                PNCBANK
PLEASE PRINT
----------------------------------------
NAME                                            FOR YOUR
                                                BENEFIT
----------------------------------------        EMPLOYEE STOCK PURCHASE PLAN
SOCIAL SECURITY NUMBER
/ / / / - / / / - / / / / /
----------------------------------------
AFFILIATE NAME            HOME PHONE

----------------------------------------
HOME ADDRESS

----------------------------------------
CITY, STATE, AND ZIP CODE

----------------------------------------

I hereby direct that _____________ (ALL or specific number) shares of PNC Bank Corp. Common Stock be distributed to me from my Employee Stock Purchase Plan Account and registered as follows:

/  /  IN MY NAME ONLY _________________________________________________________
                          (Please print your name as you want it to appear
                                       on the stock certificate)

/  / REGISTERED JOINTLY AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP BUT NOT
     AS TENANTS IN COMMON:

     __________________________________________________________________________

     __________________________________________________________________________
     (Please print names as you want them to appear on the stock certificate)



/  / REGISTERED IN THE NAME OF THE FOLLOWING:

     Name ______________________________________________________________________

     Address ___________________________________________________________________

     Social Security Number/Brokerage Tax ID Number ____________________________

     If for brokerage account, please list Account Number ______________________


     ALL REGISTERED SHARES ARE TO BE FORWARDED TO MY HOME ADDRESS AS
     SHOWN ABOVE.

___________________________________        _____________________________________
             SIGNATURE                                    DATE

  PLEASE RETURN WHITE AND CANARY COPIES TO CORPORATE BENEFITS ADMINISTRATION
                    3RD FLOOR - 300 SIXTH AVENUE BUILDING

                     KEEP THE PINK COPY FOR YOUR RECORDS.


WHITE & CANARY - CORPORATE BENEFITS ADMINISTRATION           PINK - EMPLOYEE